Exhibit 99.1

FOR IMMEDIATE RELEASE	NASDAQ: NSIT

INSIGHT ENTERPRISES, INC. REPORTS FIRST QUARTER 2015 RESULTS

TEMPE, AZ – May 6, 2015 – Insight Enterprises, Inc. (NASDAQ: NSIT) (the “Company”) today reported results of operations for the quarter ended March 31, 2015.

•	Consolidated net sales of $1.22 billion for the first quarter of 2015 were generally flat compared to the first quarter of 2014, but increased 6% year over year excluding the effects of foreign currency movements.

•	Net sales in North America of $822.7 million increased 5%;

•	Net sales in EMEA of $354.8 million decreased 9%, but increased 6% excluding the effects of foreign currency movements; and

•	Net sales in APAC of $42.1 million decreased 8%, but increased 3% excluding the effects of foreign currency movements.

•	Consolidated gross profit of $161.8 million decreased 1% compared to the first quarter of 2014, but increased 4% year over year excluding the effects of foreign currency movements. Consolidated gross margin decreased approximately 20 basis points to 13.3% of net sales.

•	Gross profit in North America of $111.5 million (13.6% gross margin) increased 4% year over year;

•	Gross profit in EMEA of $44.8 million (12.6% gross margin) was down 9% year to year, but increased 5% year over year excluding the effects of foreign currency movements; and

•	Gross profit in APAC of $5.5 million (13.0% gross margin) was down 22% year to year, 13% excluding the effects of foreign currency movements.

•	Consolidated earnings from operations decreased 3% compared to the first quarter of 2014 to $20.3 million, or 1.7% of net sales.

•	Earnings from operations in North America increased 3% year over year to $18.7 million, or 2.3% of net sales;

•	Earnings from operations in EMEA decreased 11% year to year to $1.7 million, or 0.5% of net sales; and

•	APAC reported a loss from operations of $151,000 compared to earnings from operations of $868,000 in the first quarter of 2014.

•	Non-GAAP consolidated earnings from operations for the first quarter of 2015, which exclude severance and restructuring expenses, decreased 1% year to year to $21.0 million, or 1.7% of net sales.*

•	Consolidated net earnings and diluted earnings per share for the first quarter of 2015 were $11.0 million and $0.27 respectively, at an effective tax rate of 38.4%.

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Insight Enterprises, Inc.        6820 South Harl Avenue        Tempe, Arizona 85283        800.467.4448        FAX 480.760.8958

Insight Q1 2015 Results, Page 2	May 6, 2015

•	Non-GAAP consolidated net earnings and diluted earnings per share for the first quarter of 2015, which exclude severance and restructuring expenses and the tax effect of these charges, were $11.5 million and $0.29, respectively.*

•	The Company repurchased approximately 1.5 million shares of its common stock for $38.6 million during the first quarter of 2015.

“In the first quarter of 2015, our team continued to drive solid top line growth across the business in constant currency, invested in our sales force, and at the same time, returned cash to our shareholders through our share repurchase program; all of which are important to our long-term strategy,” stated Ken Lamneck, President and Chief Executive Officer. “As we enter the second quarter of 2015, we continue to believe that the IT industry is healthy. With the expiration of Windows Server 2003 maintenance support in July of this year combined with the substantial completion of the recent desktop refresh cycles, we believe CIOs will now focus on data center and other infrastructure projects in 2015. Given our strong technical and engineering skills and deep services capabilities, we believe we are well positioned to participate in this shift in demand for the balance of the year,” added Lamneck.

The Company refers to changes in net sales and gross profit on a consolidated basis and in EMEA and APAC excluding the effects of foreign currency movements. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Net of tax amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

* A tabular reconciliation of financial measures prepared in accordance with United States generally accepted accounting principles (“GAAP”) to non-GAAP financial measures is included at the end of this press release.

GUIDANCE

For the full year of 2015, the Company continues to expect to deliver top line growth in the low single digits in U.S. dollars and that diluted earnings per share for the full year 2015 will be between $2.10 and $2.20.

This outlook reflects:

•	an average U.S. dollar to Euro currency exchange rate of $1.05 and an average U.S. dollar to British Pound currency exchange rate of $1.45;

•	the adverse effect on gross profit of previously announced partner program changes in the software category, which the Company expects to be between $5 and $10 million;

•	an effective tax rate of 37% to 39%;

•	the completion of our remaining share repurchase program of up to $53 million leading to an average outstanding share count of approximately 38.6 million shares for the year; and

•	capital expenditures of $10 to $15 million.

This outlook excludes severance and restructuring expenses incurred during the year.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q1 2015 Results, Page 3	May 6, 2015

CONFERENCE CALL AND WEBCAST

The Company will host a conference call and live web cast today at 5:00 p.m. ET to discuss first quarter 2015 results of operations. A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://nsit.client.shareholder.com/events.cfm, and a replay of the web cast will be available on the Company’s web site for a limited time following the call. To listen to the live web cast by telephone, call 1-877-402-8904 if located in the U.S., 678-809-1029 for international callers, and enter the access code 29728827.

USE OF NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures exclude severance and restructuring expenses in 2015 and 2014 and the tax effect of these charges. The Company excludes these charges when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments. These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q1 2015 Results, Page 4	May 6, 2015

FINANCIAL SUMMARY TABLE

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended March 31,
	2015	2014	change
Insight Enterprises, Inc.
Net sales	$1,219,679	$1,214,530	—
Gross profit	$161,813	$163,745	(1%)
Gross margin	13.3%	13.5%	(20	bps)
Selling and administrative expenses	$140,796	$142,429	(1%)
Severance and restructuring expenses	$723	$337	115%
Earnings from operations	$20,294	$20,979	(3%)
Net earnings	$10,951	$11,550	(5%)
Diluted earnings per share	$0.27	$0.28	(4%)
North America
Net sales	$822,709	$780,682	5%
Gross profit	$111,516	$107,413	4%
Gross margin	13.6%	13.8%	(20	bps)
Selling and administrative expenses	$92,402	$89,181	4%
Severance and restructuring expenses	$405	$77	426%
Earnings from operations	$18,709	$18,155	3%
EMEA
Net sales	$354,842	$387,943	(9%)
Gross profit	$44,811	$49,321	(9%)
Gross margin	12.6%	12.7%	(10	bps)
Selling and administrative expenses	$42,757	$47,105	(9%)
Severance and restructuring expenses	$318	$260	(22%)
Earnings from operations	$1,736	$1,956	(11%)
APAC
Net sales	$42,128	$45,905	(8%)
Gross profit	$5,486	$7,011	(22%)
Gross margin	13.0%	15.3%	(230	bps)
Selling and administrative expenses	$5,637	$6,143	(8%)
(Loss) earnings from operations	$(151)	$868	(117%)

	North America			EMEA			APAC
	Three Months Ended March 31,			Three Months Ended March 31,			Three Months Ended March 31,
Sales Mix	2015	2014	% change*	2015	2014	% change*	2015	2014	% change*
Hardware	61%	63%	3%	41%	39%	(4%)	5%	4%	21%
Software	32%	31%	5%	56%	59%	(13%)	92%	93%	(9%)
Services	7%	6%	28%	3%	2%	35%	3%	3%	(8%)

	100%	100%	5%	100%	100%	(9%)	100%	100%	(8%)

*	Represents growth/decline in category net sales on a U.S. dollar basis.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q1 2015 Results, Page 5	May 6, 2015

FORWARD-LOOKING INFORMATION

Certain statements in this release and the related conference call and web cast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including the Company’s expected 2015 financial results, including diluted earnings per share, and the assumptions relating thereto, including top line growth rates, foreign currency exchange rates, the effect on gross profit of partner program changes, the Company’s effective tax rate, capital expenditures, plans concerning the completion of its share repurchase program and its effect on average outstanding share counts for 2015 and the health of the IT industry and trends and opportunities relating thereto, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014:

•	the Company’s reliance on partners for product availability and competitive products to sell as well as the Company’s competition with its partners;

•	the Company’s reliance on partners for marketing funds and purchasing incentives;

•	changes in the IT industry and/or rapid changes in technology;

•	actions of the Company’s competitors, including manufacturers and publishers of products the Company sells;

•	failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;

•	disruptions in the Company’s IT systems and voice and data networks;

•	the security of the Company’s electronic and other confidential information;

•	general economic conditions;

•	the Company’s reliance on commercial delivery services;

•	the Company’s dependence on certain personnel;

•	the variability of the Company’s net sales and gross profit;

•	the risks associated with the Company’s international operations;

•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations; and

•	intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements. The Company does not endorse any projections regarding future performance that may be made by third parties.

CONTACTS:	GLYNIS BRYAN	HELEN JOHNSON
	CHIEF FINANCIAL OFFICER	SENIOR VP, FINANCE
	TEL. 480.333.3390	TEL. 480.333.3234
	EMAIL glynis.bryan@insight.com	EMAIL helen.johnson@insight.com

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q1 2015 Results, Page 6	May 6, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended March 31,
	2015	2014
Net sales	$1,219,679	$1,214,530
Costs of goods sold	1,057,866	1,050,785

Gross profit	161,813	163,745
Operating expenses:
Selling and administrative expenses	140,796	142,429
Severance and restructuring expenses	723	337

Earnings from operations	20,294	20,979
Non-operating (income) expense:
Interest income	(154)	(249)
Interest expense	1,738	1,458
Net foreign currency exchange loss	613	496
Other expense, net	331	249

Earnings before income taxes	17,766	19,025
Income tax expense	6,815	7,475

Net earnings	$10,951	$11,550

Net earnings per share:
Basic	$0.28	$0.28

Diluted	$0.27	$0.28

Shares used in per share calculations:
Basic	39,673	41,632

Diluted	39,994	41,918

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q1 2015 Results, Page 7	May 6, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	March 31,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$186,126	$164,524
Accounts receivable, net	1,039,313	1,309,209
Inventories	129,776	122,573
Inventories not available for sale	54,246	45,261
Deferred income taxes	13,412	13,385
Other current assets	72,058	62,920

Total current assets	1,494,931	1,717,872
Property and equipment, net	98,947	104,181
Goodwill	26,257	26,257
Intangible assets, net	20,434	23,567
Deferred income taxes	58,430	58,620
Other assets	18,437	17,626

	$1,717,436	$1,948,123

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$598,494	$819,916
Accounts payable – inventory financing facility	145,286	122,781
Accrued expenses and other current liabilities	116,755	144,561
Current portion of long-term debt	1,398	766
Deferred revenue	57,608	50,904

Total current liabilities	919,541	1,138,928
Long-term debt	95,348	62,535
Deferred income taxes	806	940
Other liabilities	24,196	24,489

	1,039,891	1,226,892

Stockholders’ equity:
Preferred stock	—	—
Common stock	389	401
Additional paid-in capital	325,638	337,167
Retained earnings	381,729	396,992
Accumulated other comprehensive loss – foreign currency translation adjustments	(30,211)	(13,329)

Total stockholders’ equity	677,545	721,231

	$1,717,436	$1,948,123

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q1 2015 Results, Page 8	May 6, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities:
Net earnings	$10,951	$11,550
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	9,542	10,026
Provision for losses on accounts receivable	1,083	1,533
Write-downs of inventories	826	273
Write-off of property and equipment	—	7
Non-cash stock-based compensation	2,323	1,758
Excess tax benefit from employee gains on stock-based compensation	(345)	(252)
Deferred income taxes	31	359
Changes in assets and liabilities:
Decrease in accounts receivable	239,253	182,672
Increase in inventories	(18,079)	(29,003)
Increase in other current assets	(10,200)	(6,295)
(Increase) decrease in other assets	(1,256)	6,206
Decrease in accounts payable	(198,530)	(87,709)
Increase in deferred revenue	7,384	855
Decrease in accrued expenses and other liabilities	(22,165)	(25,947)

Net cash provided by operating activities	20,818	66,033

Cash flows from investing activities:
Purchases of property and equipment	(3,194)	(2,018)

Net cash used in investing activities	(3,194)	(2,018)

Cash flows from financing activities:
Borrowings on senior revolving credit facility	158,410	143,492
Repayments on senior revolving credit facility	(138,910)	(138,992)
Borrowings on accounts receivable securitization financing facility	409,100	225,000
Repayments on accounts receivable securitization financing facility	(395,100)	(207,000)
Borrowings under other financing agreements	—	2,002
Payments on capital lease obligation	(55)	(53)
Net borrowings (repayments) under inventory financing facility	22,505	(7,181)
Excess tax benefit from employee gains on stock-based compensation	345	252
Payment of payroll taxes on stock-based compensation through shares withheld	(1,826)	(1,559)
Repurchases of common stock	(38,559)	(26,710)

Net cash provided by (used in) financing activities	15,910	(10,749)

Foreign currency exchange effect on cash and cash equivalent balances	(11,932)	781

Increase in cash and cash equivalents	21,602	54,047
Cash and cash equivalents at beginning of period	164,524	126,817

Cash and cash equivalents at end of period	$186,126	$180,864

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q1 2015 Results, Page 9	May 6, 2015

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended March 31,
	2015	2014
Consolidated Earnings from Operations:
GAAP	$20,294	$20,979
Severance and restructuring expenses	723	337

Non-GAAP	$21,017	$21,316

Consolidated Net Earnings:
GAAP	$10,951	$11,550
Severance and restructuring expenses, net of tax	556	224

Non-GAAP	$11,507	$11,774

Consolidated Diluted EPS:
GAAP	$0.27	$0.28
Severance and restructuring expenses, net of tax	0.02	—

Non-GAAP	$0.29	$0.28

North America Earnings from Operations:
GAAP	$18,709	$18,155
Severance and restructuring expenses	405	77

Non-GAAP	$19,114	$18,232

EMEA Earnings from Operations:
GAAP	$1,736	$1,956
Severance and restructuring expenses	318	260

Non-GAAP	$2,054	$2,216

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958